[LOGO]

ASTORIA FINANCIAL
-----------------
CORPORATION


                       EXTENDING A PREMIER COMMUNITY BANK


                                        [LOGO] THE GREATER (R)

--------------------------------------------------------------------------------
                        INVESTOR DIAL-IN CONFERENCE CALL
   MONDAY MARCH 31, 1997 AT 11:00 AM EST (PLEASE CALL 10 MINUTES IN ADVANCE)
                 PHONE: 1-800-289-0437    CONFIRMATION CODE:326200
        RECORDED PLAYBACK OF THE INVESTOR CALL AVAILABLE THROUGH APRIL 2
                               AT 1-800-839-3308
--------------------------------------------------------------------------------

FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------

THIS PRESENTATION CONTAINS ESTIMATES OF FUTURE OPERATING RESULTS FOR 1997 AND 1998 FOR BOTH ASTORIA FINANCIAL CORPORATION AND THE GREATER NEW YORK SAVINGS BANK ON A STAND-ALONE AND PRO FORMA COMBINED BASIS, AS WELL AS ESTIMATES OF FINANCIAL CONDITION, OPERATING EFFICIENCIES AND REVENUE CREATION ON A COMBINED BASIS. THESE ESTIMATES CONSTITUTE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), WHICH INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THESE FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE SUCH A DIFFERENCE INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, DEPOSIT FLOWS, LOAN DEMAND, REAL ESTATE VALUES, AND COMPETITION; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, OR GUIDELINES; CHANGES IN LEGISLATION OR REGULATION; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY, AND TECHNOLOGICAL FACTORS AFFECTING EACH COMPANY'S OPERATIONS, PRICING, PRODUCTS AND SERVICES.

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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

STRATEGIC RATIONALE
--------------------------------------------------------------------------------


-- Builds on already strong Long Island franchise with a powerful entry into attractive Brooklyn market - total of 14 existing banking offices
      - 3 more scheduled to open in 1997

-- Large, efficient banking offices with high percentage of stable, low cost core deposits

      --     Average deposits per Brooklyn banking office: $147 million
      --     Average for all 14 offices: $118 million

--    Accretive to GAAP and cash EPS

--    Ability to leverage costs over larger base

--    Efficient use of "excess" capital

-- Common operating strategy, business philosophies and culture, including community commitment



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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

DEAL ECONOMICS
--------------------------------------------------------------------------------

--       4.4% accretive to GAAP and 6.7% accretive to cash EPS in 1998

--       13% dilutive to tangible book value with a 5 year earn-back period

         --       Estimated goodwill creation of approximately $162 million
         --       Estimated pro forma Tier 1 capital ratio of 5.5% at December
                  31, 1997

-- Expense savings - $23.6 million pre-tax annually ($13.6 million after-tax), representing 45% of Greater's projected 1997 expense base

         -- Substantially all cost saves to be realized within three months of closing

--       One-time charges - $31.6 million pre-tax ($20.7 million after-tax)

-- Increase to loss reserves of $45.0 million pre-tax ($25.9 million after-tax)

--       Conservative goodwill amortization of 15 years


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

TRANSACTION TERMS
--------------------------------------------------------------------------------
         STRUCTURE:

         -- Purchase Accounting with the consideration mix fixed at 75% common stock and 25% cash

         --       Tax-free exchange

         --       Definitive agreement signed

         --       Due diligence completed


         TERMS:

         -- Fixed exchange ratio of 0.5 shares of Astoria for each Greater share or $19.00 per share in cash

         --       Termination fee of $5 million

         --       Stock option for 19.9% of Greater's shares outstanding

         -- Two Greater Board members to join Astoria Board including Gerard Keegan, CEO of Greater

         -- Gerard Keegan will also become Vice-Chairman and Chief Administrative Officer of Astoria

         TIMING:

         --       Subject to normal regulatory and shareholder approvals

         --       Targeted to close late third quarter 1997


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

PRICING
--------------------------------------------------------------------------------
         INDICATED DEAL VALUE (a)                    $293 million

         PURCHASE PRICE PER SHARE                    $19.00

         PREMIUM/MARKET (b)                          20.0%

         PRICE/LTM EPS                               24.7x

         PRICE/97 EPS CONSENSUS                      19.2x

         PRICE/TANGIBLE BOOK                         1.68x



         (a) Based on fully-diluted shares.
         (b) Based on Greater's average price over the last 30 trading days.




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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

OVERVIEW OF GREATER NEW YORK
--------------------------------------------------------------------------------

--       Total assets - $2.5 billion

--       Attractive retail banking franchise:

         --       Total deposits - $1.7 billion

         -- 14 banking offices (3 additional banking offices scheduled to open in 1997), 27 ATMs, and 129,000 customers in Brooklyn, Queens, Nassau and Suffolk Counties

         --       4th largest thrift in Brooklyn

         -- Average deposits per banking office of $118 million; $147 million in Brooklyn

         --       Demand and savings deposits - 48% of total deposits

         -- Customers include a large and diverse immigrant population; business conducted in six languages



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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

STRONG LONG ISLAND RETAIL BANKING FRANCHISE
--------------------------------------------------------------------------------

                                   Pro Forma
                                   ---------

                                   $5.7 billion deposits
                                   51 banking offices (54 by year end)
                                   $113 million average deposits/banking office

[MAP OF BROOKLYN, QUEENS, NASSAU, AND SUFFOLK COUNTIES DEPICTING THE LOCATION OF ASTORIA BANKING OFFICES AND GREATER NEW YORK BANKING OFFICES.]




Map does not reflect Astoria's 3 Westchester and 5 Upstate New York banking offices.


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

PRO FORMA MARKET POSITION
--------------------------------------------------------------------------------
CORE MARKET - KINGS, QUEENS, NASSAU AND SUFFOLK COUNTIES.

-- The combined population of these four counties exceeds the total population of 38 U.S. states.


                                                      DEPOSITS                 MARKET
                           INSTITUTION               (MILLIONS)                 SHARE                 BRANCHES
                           -----------               ----------                 -----                 --------



1.         Chase Manhattan                              $16,612                   15.8%                   224

2.         GreenPoint Financial Corp                      9,942                    9.0                     67

3.         Dime Bancorp                                   8,028                    7.7                     51

4.         Citicorp                                       7,715                    7.4                     71

5.         Republic New York Corporation                  6,281                    6.0                     50

           ASTORIA - PRO FORMA                            5,743                    5.5                     51
           -------------------                            -----                    ---                     --

6.         Fleet Financial                                5,743                    5.5                    146

7.         ABN Amro North America                         4,190                    4.0                     70

8.         Astoria Financial                              4,021                    3.8                     37

9.         Long Island Bancorp                            3,673                    3.5                     37

10.        Bank of New York                               3,536                    3.4                    114



           TOTAL - CORE MARKET                         $104,856                                         1,389


     Source: SNL Securities. Data as of 6/30/96 adjusted for mergers and acquisitions.



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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

WELL POSITIONED IN KEY MARKETS
--------------------------------------------------------------------------------
MARKET SHARE (DOLLARS IN MILLIONS)

                                    BROOKLYN
                                    --------
                                                                                        Market
           INSTITUTION                                           Total                   Share                 Branches
           -----------                                           -----                   -----                 --------

1.         Chase Manhattan                                         $4,223.9                16.7%                  55

2.         Dime Bancorp                                             4,120.4                16.3                   21

3.         Republic New York                                        3,758.8                14.9                   26

4.         GreenPoint Financial                                     3,087.2                12.2                   16

5.         Citicorp                                                 2,119.8                 8.4                   20

7.         Astoria - Pro Forma                                      1,372.7                 5.4                    9
--         -------------------                                      -------                 ---                    -

           Total                                                  $25,312.6                                      243


                                     QUEENS
                                     ------
                                                                                        MARKET
           INSTITUTION                                           TOTAL                   SHARE                 BRANCHES
           -----------                                           -----                   -----                 --------

1.         Chase Manhattan                                         $4,225.3                15.1%                  63

2.         Citicorp                                                 2,975.4                10.7                   23

3.         GreenPoint Financial                                     2,397.2                 8.9                   16

4.         Astoria - Pro Forma                                      2,029.8                 7.3                   14
--         -------------------                                      -------                 ---                   --

5.         Astoria Financial                                        1,944.7                 7.0                   13

           Total                                                  $27,923.8                                      326


                                     NASSAU
                                     ------
                                                                                        MARKET
           INSTITUTION                                           TOTAL                   SHARE                 BRANCHES
           -----------                                           -----                   -----                 --------

1.         Chase Manhattan                                         $4,106.1                12.9%                  56

2.         GreenPoint Financial                                     3,040.0                 9.5                   24

3.         Fleet Financial                                          2,994.6                 9.4                   69

4.         ABN Amro                                                 2,581.1                 8.1                   39

5.         Dime Bancorp                                             2,292.5                 7.2                   15

7.         Astoria - Pro Forma                                      1,887.4                 5.9                   21
--         -------------------                                      -------                 ---                  ---

           Total                                                  $31,863.7                                      439

                                     SUFFOLK
                                     -------
                                                                                        MARKET
           INSTITUTION                                           TOTAL                   SHARE                 BRANCHES
           -----------                                           -----                   -----                 --------

1.         Chase Manhattan                                         $4,057.1                20.5%                  50

2.         North Fork                                               1,846.9                 9.4                   41

3.         Fleet Financial                                          1,810.9                 9.2                   50

4.         Long Island Bancorp                                      1,539.4                 7.8                   20

5.         Bank of New York                                         1,359.5                 6.9                   47

14.        Astoria - Pro Forma                                        453.3                 2.3                    7
---        -------------------                                        -----                 ---                    -

           Total                                                  $19,756.3                                      381

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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

PRO FORMA FINANCIAL IMPACT
--------------------------------------------------------------------------------

-- "STREET" 1998 EARNINGS PER SHARE ESTIMATES FOR ASTORIA:

     --   CONSENSUS MEDIAN - $3.28

     --   HIGH ESTIMATE - $3.45


-- ASTORIA MANAGEMENT COMFORTABLE WITH THE STAND-ALONE ESTIMATE OF $3.45 PER
   SHARE ($4.45 CASH EPS)

-- 1998 EPS IMPACT FROM GREATER ACQUISITION

     -- PRO FORMA EPS: $3.60

     -- GAAP ACCRETION: 4.4%

     -- PRO FORMA CASH EPS: $4.75

     -- CASH ACCRETION: 6.7%




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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

ESTIMATED EXPENSE REDUCTIONS
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                             TOTAL
                                             -----
                    PERSONNEL                $12.9

                    OCCUPANCY                  4.2

                    PROFESSIONAL SERVICES      2.7

                    OTHER                      3.8
                                             -----

                       PRE-TAX SAVINGS       $23.6
                                             =====

                       AFTER-TAX SAVINGS     $13.6
                                             =====



                        AS A % OF GREATER 1997 ESTIMATED
                           NON-INTEREST EXPENSES - 45%








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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

PROVEN EXPENSE REDUCTION RESULTS IN FIDELITY ACQUISITION
--------------------------------------------------------------------------------

--   CLOSED ACQUISITION ON JANUARY 31, 1995

-- COST SAVINGS OF $7 MILLION, REPRESENTING 30% OF FIDELITY'S NON INTEREST EXPENSES

--   100% OF THE COST SAVINGS ACHIEVED WITHIN TWELVE WEEKS

--   SAME INTEGRATION AND MANAGEMENT TEAM NOW IN PLACE





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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

ONE-TIME RESTRUCTURING CHARGE
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)


                                             TOTAL
                                             -----

                    PERSONNEL                $19.3

                    TRANSACTION EXPENSES       5.6

                    CONVERSIONS                1.6

                    OTHER                      5.1
                                             -----

                           PRE-TAX CHARGE    $31.6
                                             =====


                           AFTER-TAX CHARGE  $20.7
                                             =====





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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

NON - PERFORMING ASSETS
--------------------------------------------------------------------------------
AT DECEMBER 31, 1996 (DOLLARS IN THOUSANDS)

                                                                                                      RESERVE
                                                            ASFC                     GRTR            ADJUSTMENTS         PRO FORMA
                                                            ----                     ----            -----------         ---------

Total Loans                                               $2,637,327                $951,340                             $3,588,667

Reserves                                                      14,089                  17,228            $45,000              76,317

Troubled Debt Restructuring

   Commercial                                                     $0                $117,646                               $117,646

   Multi-family                                                    0                  37,892                                 37,892

   Other                                                           0                       0                                      0
                                                          ----------              ----------                              ---------

    Total Troubled Debt Restructuring                              0                 155,538                                155,538

Non-Performing Loans

   Single - Family                                            25,098                   2,082                                 27,180

   Multi - Family                                              3,651                  21,428                                 25,079

   Commercial Real Estate                                      3,301                   8,311                                 11,612

   Other                                                       1,410                       0                                  1,410
                                                          ----------              ----------                              ---------

    Total Non-Perf. Loans incl. TDRs                          33,460                 187,359                                220,819

Other Real Estate Owned                                       12,129                  13,740                                 25,869
                                                          ----------              ----------                              ---------

    Total Non-Performing Assets incl. TDRs                   $45,589                $201,099                               $246,688
                                                          ==========              ==========                              =========




Non-Performing Loans/Loans                                     1.27%                  19.69%                                   6.15%

NPA's/Assets                                                    0.63                    7.91                                    2.51

Reserves/NPLs                                                  42.11                    9.20                                   34.56

Reserves/NPLs - Exclude TDR's                                  42.11                   54.14                                  116.91

Reserves/NPAs                                                  30.90                    8.57                                   30.94


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

SUMMARY
--------------------------------------------------------------------------------


     -- CREATES A SUPERIOR RETAIL BANKING FRANCHISE

     -- PROVIDES SIGNIFICANT COST SAVINGS WHILE MAINTAINING ATTRACTIVE
        NETWORK OF BANKING OFFICES

     -- ACCRETIVE TO GAAP AND CASH EPS

     -- ACHIEVES RETURNS HIGHER THAN THOSE AVAILABLE ON A STAND-ALONE BASIS

     -- RESERVE ADDITIONS PROVIDE STRONGER COVERAGE OF NON-PERFORMERS



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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

--------------------------------------------------------------------------------


                                    APPENDIX



--------------------------------------------------------------------------------

COMPARATIVE DATE -- AT DECEMBER 31, 1996
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)



                                                              ASTORIA                        GREATER
                                                              -------                        -------
Balance Sheet

     Investment Securities                                   $4,364,954                     $1,442,028

     Loans                                                    2,651,416                        968,568

     Allowances                                                (14,089)                       (17,228)

     Intangibles                                                100,267                              0

     Other Assets                                               170,215                        148,520
                                                             ----------                     ----------
         Total Assets                                        $7,272,763                     $2,541,888
                                                             ==========                     ==========


     Deposits                                                $4,513,093                     $1,666,674

     Borrowings                                               2,111,514                        640,384

     Other Liabilities                                           59,327                         25,182
                                                             ----------                     ----------
     Total Liabilities                                       $6,683,934                     $2,332,240



     Preferred Equity                                                $0                        $52,418

     Common Equity                                              588,829                        157,230
                                                             ----------                     ----------
     Total Equity                                              $588,829                       $209,648
                                                             ----------                     ----------
         Total Liabilities and Equity                        $7,272,763                     $2,541,888
                                                             ==========                     ==========


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

CAPITAL RATIOS - AT DECEMBER 31, 1996
--------------------------------------------------------------------------------


                                                       ASTORIA   GREATER
                                                       -------   -------

        TOTAL EQUITY / ASSETS                          8.10%     8.25%

        TANGIBLE EQUITY / TANGIBLE ASSETS              6.81%     8.25%

        COMMON EQUITY / ASSETS                         8.10%     6.19%

        TANGIBLE COMMON EQUITY / TANGIBLE ASSETS       6.81%     6.19%











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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

LOAN PORTFOLIO COMPOSITION - AT DECEMBER 31, 1996
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)




[PIE CHART DEPICTING ASTORIA'S TOTAL NET LOANS OF $2,637,327 BROKEN DOWN AS
FOLLOWS: SINGLE FAMILY (85.2%), MULTI-FAMILY (6.3%), COMMERCIAL (6.0%), AND OTHER (2.6%).]

[PIE CHART DEPICTING GREATER NEW YORK'S TOTAL NET LOANS OF $951,340 BROKEN DOWN AS FOLLOWS: COMMERCIAL (42.1%), MULTI-FAMILY (23.5%), SINGLE FAMILY (20.6%), AND OTHER (13.7%).]

[PIE CHART DEPICTING PRO FORMA TOTAL NET LOANS OF $3,588,667 BROKEN DOWN AS
FOLLOWS: SINGLE FAMILY (68.1%), MULTI-FAMILY (10.9%), COMMERCIAL (15.6%), AND OTHER (5.5%).]


ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION

DEPOSIT COMPOSITION - AT DECEMBER 31, 1996
--------------------------------------------------------------------------------
(Dollars in thousands)






[PIE CHART DEPICTING ASTORIA'S TOTAL DEPOSITS OF $4,513,093 BROKEN DOWN AS
FOLLOWS: CDS (61.5%), SAVINGS (25.1%), NOW/DEMAND (7.6%), AND MONEY MARKET (5.8%).]

[PIE CHART DEPICTING GREATER NEW YORK'S TOTAL DEPOSITS OF $1,666,674 BROKEN DOWN AS FOLLOWS: CDS (52.3%), SAVINGS (34.1%), NOW/DEMAND (7.8%), AND MONEY MARKET (5.8%).]

[PIE CHART DEPICTING PRO FORMA TOTAL DEPOSITS OF $6,179,767 BROKEN DOWN AS
FOLLOWS: CDS (59.0%), SAVINGS (27.5%), NOW/DEMAND (7.7%), AND MONEY MARKET (5.8%).]


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ASTORIA FINANCIAL                                         [LOGO] THE GREATER (R)
-----------------
CORPORATION